UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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ECOLOGY AND ENVIRONMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

December 11, 2013

To Our Shareholders:

On behalf of the Board of Directors, we cordially invite you to attend the 2014 Annual Meeting of the Shareholders of Ecology and Environment, Inc. (the “Company”). The Annual Meeting will be held at the Millennium Airport Hotel Buffalo, 2040 Walden Avenue, Cheektowaga, New York, on Thursday, January 16, 2014 at 9:00 a.m. The Formal Notice of Annual Meeting appears on the next page.

The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board of Directors of the Company recommends a vote “FOR” the election of the nominated Directors and a vote “FOR” the two (2) advisory votes as the Compensation of our Named Executive Officers (“Executive Compensation”) and the future frequency of such advisory votes concerning Executive Compensation. It is important that your views be represented whether or not you are able to be present at the meeting.

We are gratified by your interest in Ecology and Environment, Inc. and urge you to vote your shares either in person or by proxy as soon as possible.

Sincerely,

FRANK B. SILVESTRO

Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2014:

This Proxy Statement and the Company’s 2013 Annual Report to Shareholders are also available at http://www.ecologyandenvironmentinc.com/proxy.

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date of Meeting:	January 16, 2014
Time:	9:00 a.m.
Place:	Millennium Airport Hotel Buffalo
2040 Walden Avenue
Cheektowaga, New York

Purposes of Annual Meeting are:

1. To elect the Board of Directors.

2. To hold an advisory vote to approve named executive officer compensation.

3. To hold an advisory vote on the frequency of the advisory vote to approve named executive officer compensation.

4. To act on such other matters as may properly come before the meeting.

Only Shareholders of record at the close of business on December 4, 2013 will be entitled to vote at the Annual Meeting. To grant a proxy to vote your shares, you may complete and return the enclosed Proxy card. You may also cast your vote in person at the Annual Meeting. Please vote promptly whether or not you expect to attend the Annual Meeting.

A copy of our Annual Report to Shareholders is enclosed for your reference.

By order of the Board of Directors

RONALD L. FRANK,

Secretary

Lancaster, New York

December 11, 2013

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

PROXY STATEMENT

Dated December 11, 2013

For the Annual Meeting of Shareholders

to be Held January 16, 2014

GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Ecology and Environment, Inc., a New York corporation (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Millennium Airport Hotel Buffalo, 2040 Walden Avenue, Cheektowaga, New York at 9:00 a.m., Eastern Standard Time, on Thursday, January 16, 2014 and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about December 11, 2013.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on December 4, 2013 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on December 4, 2013, the Company had issued and outstanding 2,646,406 shares of Class A Common Stock and, 1,643,773 shares of Class B Common Stock. At the meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (the “Class A Directors”) and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining six Directors (the “Class B Directors”).

Except for the election of Directors and except for class votes as required by law, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Class A Common Stock having one-tenth vote per share and each share of Class B Common Stock having one vote per share.

Shares of Class A Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class A Directors named therein and in their discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. Shares of Class B Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class B Directors named therein and in this discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Only holders of record of Common Stock at the close of business on December 4, 2013 will be entitled to notice of and a vote at the Annual Meeting. One-third of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes will not be counted as being present or represented at the meeting for purposes of establishing a quorum.

Under the Company’s by-laws and the laws of the State of New York, directors of each class are elected by a plurality of the votes cast by that class in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting, except as hereafter noted. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Accordingly, abstentions will not affect the outcome of the election.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of November 29, 2013, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common Stock.

	Class A Common Stock		Class B Common Stock
Name and Address (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (3)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Estate of Gerhard J. Neumaier (4)	421,463	14.2%	375,518	22.8%
Frank B. Silvestro*	296,052	10.2%	292,052	17.8%
Ronald L. Frank*	201,721	7.2%	187,234	11.4%
Gerald A. Strobel*	219,604	7.8%	219,604	13.4%
Kevin S. Neumaier*	125,490	4.6%	114,878	7.0%
Kirsten Shelly	121,878	4.5%	115,558	7.0%
Franklin Resources, Inc. (5)	576,000	22.2%	—	—
Edward W. Wedbush (6)	363,673	14.0%	—	—
Dimensional Fund Advisors LP (7)	139,564	5.4%

*	See Footnotes in next table

(1)	The address for the Estate of Gerhard J. Neumaier is 248 Mill Road, East Aurora, New York 14052. The address for Frank B. Silvestro, Ronald L. Frank, Gerald A. Strobel, Kevin S. Neumaier and Kirsten Shelly is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Edward W. Wedbush is P.O. Box 30014, Los Angeles, CA 90030-0014. The address for Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906. The address for Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(2)	Each named individual or corporation is deemed to be the beneficial owners of shares that may be acquired within 60 days through the exercise of exchange or conversion rights. The number of shares of Class A Common Stock shown in the table include shares of Class B Common Stock that may be converted at any time by each holder to Class A Common Stock.

(3)	There are 2,646,406 shares of Class A Common Stock issued and outstanding and 1,643,773 shares of Class B Common Stock issued and outstanding as of November 29, 2013. For each named individual, the percentage in the “Class A Common Stock — Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.

(4)	Includes 8,556 shares of Class A Common Stock owned by the late Gerhard J. Neumaier’s spouse, as to which he disclaimed beneficial ownership. Includes 20,361 shares of Class A Common Stock owned by Mr. Gerhard J. Neumaier’s Individual Retirement Account. Does not include any shares of Class A Common Stock or Class B Common Stock held by the late Gerhard J. Neumaier’s adult children. Includes 2 shares of Class A Common Stock owned by a Partnership in which the Estate of Gerhard J. Neumaier is a general partner.

(5)	Includes shares owned by subsidiaries and affiliates of Franklin Resources, Inc. based upon a Schedule 13-G filed on February 7, 2012.

(6)	Includes shares owned by subsidiaries and affiliates of Edward W. Wedbush based upon a Schedule 13-G filed on February 15, 2013.

(7)	Includes shares owned by subsidiaries and affiliates of Dimensional Fund Advisors LP based upon a Schedule 13-G filed on February 11, 2013.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of November 29, 2013, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

	Class A Common Stock		Class B Common Stock
Name (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (4)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Frank B. Silvestro (9)(10)	296,052	10.2%	292,052	17.8%
Ronald L. Frank (5)(9)(10)	201,721	7.2%	187,234	11.4%
Gerald A. Strobel (6)(9)(10)	219,604	7.8%	219,604	13.4%
Gerard A. Gallagher, Jr.	61,606	2.3%	61,265	3.7%
Michael C. Gross (8)	23,649	*	23,449	1.4%
Ross M. Cellino (7)	14,892	*	1,102	*
Timothy Butler	1,680	*	—	—
Directors and Officers Group (10 Individuals)	973,875	27.7%	907,907	55.2%

*	Less than 1.0%

(1)	The address of each of the above shareholders is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

(2)	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

(3)	Each named individual and all Directors and officers as a group are deemed to be the beneficial owners of shares that may be acquired within 60 days through the exercise of exchange or conversion rights. For the Directors and Officers Group, the number of shares of Class A Common Stock shown in the table includes 907,907 shares of Class B Common Stock that may be converted at any time by their holders to Class A Common Stock.

(4)	There are 2,646,406 shares of Class A Common Stock issued and outstanding and 1,643,773 shares of Class B Common Stock issued and outstanding as of November 29, 2013. For each named individual, the percentage in the “Class A Common Stock — Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.

(5)	Includes 2,640 shares of Class A Common Stock owned by Mr. Frank’s individual retirement account and 6,465 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account.

(6)	Includes 704 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for two of his children, as to which he disclaims beneficial ownership. Does not include any shares of Class B Common Stock held by a trust created by one of his children, for which Mr. Strobel serves as Trustee.

(7)	Includes 10,915 shares of Class A Common Stock owned by Mr. Cellino’s spouse, as to which shares he disclaims beneficial ownership; also includes 2,760 shares of Class A Common Stock owned by Mr. Cellino’s Individual Retirement Account. Includes 5 shares of Class A Common Stock owned by a limited partnership in which Mr. Cellino is a general partner.

(8)	Mr. Gross is one of three co-trustees of two inter vivos trusts established by his parents for their benefit that own these shares of Class B Common Stock and is a one-third contingent remainder beneficiary of both trusts’ assets, which include an aggregate total of 70,348 such shares, of which he disclaims beneficial interest in 46,899 of those shares.

(9)	Subject to the terms of the Restrictive Agreement. See “Security Ownership of Certain Beneficial Owners-Restrictive Agreement.”

Restrictive Agreement

Messrs. Gerhard J. Neumaier, Silvestro, Frank and Strobel entered into a Stockholders’ Agreement dated May 12, 1970, as amended January 24, 2011, which governs the sale of certain shares of common stock owned by them, and the children of those individuals. The Agreement provides that prior to accepting a bona fide offer to purchase the certain covered part of their shares, each party must first allow the other members to the Agreement the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

EXECUTIVE COMPENSATION

The Company’s Board of Directors, acting as a Compensation Committee of the whole, is responsible for overseeing all of the executive compensation and equity plans and programs to ensure that its officers and senior staff are compensated in a manner that is consistent with its competitively based annual and long term performance goals.

The Board of Directors is responsible for establishing and approving our policies governing the compensation of our executive officers. We provide what we believe is a competitive total compensation package to our executive team through a combination of base salary, cash bonuses, equity plans (for Company Officers other than its Executive Vice Presidents), and other broad-based benefit programs. Our compensation philosophy, policies, and practices with respect to all of the Company’s officers, including the CEO, President, and our two most highly compensated officers as of July 31, 2013, is described below.

Objectives and Philosophy of Our Executive Compensation Program.

Our primary objectives with respect to executive compensation are to:

•	attract, retain, and motivate talented executives by offering executive compensation that is competitive with our peer group;

•

promote the achievement of key financial and strategic performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and, in come cases, individual performance goals; and

•	align the incentives of our executives with the creation of value for our shareholders.

We compete with many other companies for executive personnel. Accordingly, our Board of Directors will generally target overall compensation for executives to be competitive with that of the Company’s peer group. Variations to this targeted compensation may occur depending on the experience level of the individual and market factors, such as the demand for executives with similar skills and experience.

Our executive compensation program ties a substantial portion of each executive’s overall compensation to key strategic, financial, and operational goals such as our financial and operational performance, the growth of our customer base, new development initiatives, and the establishment and maintenance of key strategic relationships.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	cash incentive bonuses;

•	equity incentive awards;

•	termination benefits upon termination without cause; and

•	insurance and other employee benefits and compensation.

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, our Board establishes these allocations for each executive officer on an annual basis. The Board of Directors establishes cash compensation targets based primarily upon informal benchmarking data, such as comparing the compensation of our executives to companies in our company’s peer group, as well as the performance of our company as a whole and of the individual executive and executive team as a whole. Our Board establishes non-cash compensation based upon this informal benchmarking data, the performance of our company as a whole and of the individual executive and executive team as a whole, the executives’ equity ownership percentage and the amount of their equity ownership that is vested equity.

The following table provides a summary of the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2013, 2012, and 2011 of those persons who were at July 31, 2013: (i) the Chief Executive Officer and President; (ii) the Chairman of the Board; and (iii) the two other most highly compensated executive officers with annual salary and bonus for the fiscal year ended July 31, 2013 in excess of $100,000. In this report, the four persons named in the table below are referred to as the “Named Executives.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Kevin S. Neumaier (4)	2013	$240,334	—	—	—	—	—	$12,566	$252,900
President and CEO	2012	$237,338	—	—	—	—	—	$10,130	$247,468
	2011	$206,846	$100,000	$12,648	—	—	—	$12,614	$332,108

Gerhard J. Neumaier (5)	2013	$382,737	—	—	—	—	—	$13,179	$395,916
Chairman of the Board	2012	$377,878	—	—	—	—	—	$10,396	$388,274
	2011	$367,122	$111,000	—	—	—	—	$12,845	$490,967

Frank B. Silvestro (5)	2013	$350,988	—	—	—	—	—	$12,915	$363,903
Executive Vice President and Director	2012	$346,528	—	—	—	—	—	$10,132	$356,660
	2011	$336,725	$111,000	—	—	—	—	$12,581	$460,306

Gerald A. Strobel (4)	2013	$350,988	—	—	—	—	—	$13,179	$364,167
Executive Vice President of Technical Services and Director	2012	$346,528	—	—	—	—	—	$10,396	$356,924
	2011	$336,725	$111,000	—	—	—	—	$12,845	$460,570

(1)	Amounts earned for bonus compensation are determined by the Board of Directors.

(2)	As of July 31, 2012, there were no outstanding shares of the Company’s Class A Common Stock which was restricted stock issued pursuant to the Company’s Stock Award Plan issued to Kevin S. Neumaier.

(3)	Represents group term life insurance premiums and contributions made by the Company to its Defined Contribution Plan on behalf of each of the Named Executives.

(4)	As of August 31, 2013, the Board of Directors appointed Gerald A. Strobel as the Company’s CEO. Kevin S. Neumaier remained as the Company’s President.

(5)	As of August 21, 2013, the Board of Directors appointed Frank B. Silvestro as Chairman of the Board of Directors, replacing Gerhard J. Neumaier. On August 30, 2013, Gerhard J. Neumaier’s employment with the Company was terminated. On September 6, 2013 Gerhard J. Neumaier resigned as a Director of the Company. Mr. Neumaier passed away on October 23, 2013.

Compensation Pursuant to Plans

Defined Contribution Plan

The Company maintains a Defined Contribution Plan (“the DC Plan”) which is qualified under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the executive officers identified under “Executive Compensation”, are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant’s points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

Stock Award Plans

Ecology and Environment, Inc. has adopted a 1998 Stock Award Plan effective March 16, 1998 (the “1998 Plan”). To supplement the 1998 Plan, a 2003 Stock Award Plan (the “2003 Plan”) was approved by the shareholders at the Annual

Meeting held in January 2004, a 2007 Stock Award Plan (the “2007 Plan”) was approved by the shareholders at the Annual Meeting held in January of 2008 and a 2011 Stock Award Plan (the “2011 Plan”) was approved by the shareholders at the Annual Meeting held in January of 2012 (the 1998 Plan, 2003 Plan, the 2007 Plan and the 2011 Plan collectively referred to as the “Award Plan”). The 2003 Plan was approved retroactive to October 16, 2003 and terminated on October 15, 2008, the 2007 Plan was approved retroactive to October 18, 2007 and terminated on October 17, 2012 and the 2011 Plan was approved retroactive to October 26, 2011 and will terminate October 25, 2016. Under the Award Plan key employees (including officers) of the Company or any of its present or future subsidiaries may be designated to receive awards of Class A common stock of the Company as a bonus for services rendered to the Company or its subsidiaries, without payment therefore, based upon the fair market value of the common stock at the time of the award. The Award Plan authorizes the Company’s Board of Directors to determine for what period of time and under what circumstances the awards can be forfeited.

The Award Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code. The Award Plan permits grants of the award for a period of five (5) years from the date of adoption. As of July 31, 2013, awards for a total of 58,979 shares of Class A Common Stock have been granted and remain subject to vesting under the 2011 Plan.

Director Compensation

Compensation earned by each non-employee director for his services during fiscal year 2013 is summarized in the following table.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation Earnings	Nonqualified Deferred Compensation Earnings	All Other Compensation (1)	Total
Michael C. Gross	$36,078	—	—	—	—	—	$36,078
Gerard A. Gallagher, Jr.	$36,078	—	—	—	—	$34,666	$70,744
Ross M. Cellino	$36,078	—	—	—	—	—	$36,078
Timothy Butler (2)	$38,328	—	—	—	—	—	$38,328

(1)	Other is the value paid under a consulting fee arrangement.

(2)	Mr. Butler is the Chairman of the Finance Committee and received a fee of $2,250 for attending those committee meetings.

During fiscal year 2013, each non-employee director was compensated with an annual director fee of $36,078, which was paid quarterly. Mr. Butler, as Chairman of the Finance Committee received a fee for attending additional meetings. Other than these fees, there was no other compensation from the Company for serving as a director or for serving as a member or chairman of any other committee of the Board of Directors.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s Executive Officers and Directors, the Company believes that during the fiscal year ending July 31, 2013 all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with by such persons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Gerard A. Gallagher, Jr.’s son, Gerard A. Gallagher, III, serves as a Senior Vice President with the Company and received aggregate compensation of $177,412 for his services during fiscal year 2013. The company believes that his compensation was commensurate with his peers during fiscal year 2013 and that his relationships during the year were reasonable and in the best interest of the Company.

Timothy Butler, Ross M. Cellino, and Michael C. Gross are independent, as that term is used in Item 407(a) of Regulation S-K and Rule 5605(a)(2) of the NASDAQ listing standards, as described in their relevant business experiences set forth in Proposal 1 of this Proxy Statement and in that none of them is an employee of the Company, nor is there any family relationship of those three individuals to the Company’s other five Directors or any Executive Officer of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

During the fiscal years ended July 31, 2013, 2012 and 2011, Schneider Downs & Co., Inc. (“SD”), an independent registered accounting firm, provided audit and audit related services to the Company. The Audit Committee meets with the Company’s independent registered accounting firm to approve the annual scope of accounting services to be performed, including all audit, audit-related, and non-audit services, and the related fee estimates. The Audit Committee also meets with the Company’s independent registered accounting firm on a quarterly basis, following completion of their quarterly reviews and annual audit before our earnings announcements, to review the results of their work. As appropriate, management and our independent registered accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. Under its charter, the Audit Committee has the authority and responsibility to review and approve, in advance, any audit and proposed permissible non-audit services to be provided to the Company by its independent registered public accounting firm. The aggregate fees billed by SD for these services for fiscal years 2013 and 2012 are summarized in the following table.

	Fiscal Year Ended July 31,
	2013	2012
Audit Fees	$383,226	$338,240
Audit Related Services	44,345	42,264

Grand Total	$427,571	$380,504

Audit Fees

Audit fees include aggregate fees accrued for the following professional services rendered:

•	audit of the annual financial statements included in this Annual Report;

•	reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q; and

•	expenses incurred related to accounting consultation services.

Audit Related Fees

Audit related fees include aggregate fees accrued for services rendered for audits of the Company’s 401(k) and pension plans, and indirect rate audits.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal year ending July 31, 2013 with the Company’s Management and Schneider Downs & Co., Inc. The Audit Committee has discussed with Schneider Downs & Co., Inc. the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU §380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the communications from Schneider Downs & Co., Inc. required by applicable requirements of the Public Company Accounting Oversight Board regarding communications by Schneider Downs & Co., Inc. with the Audit Committee concerning independence and has discussed with Schneider Downs & Co., Inc. their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2013 for filing with the Securities and Exchange Commission.

The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Schneider Downs & Co., Inc.’s independence.

Respectfully Submitted,

THE AUDIT COMMITTEE

Ross M. Cellino

Michael C. Gross

Timothy Butler

PROPOSAL 1 — ELECTION OF DIRECTORS

It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the two nominees for Class A Directors and the six Class B Directors named below. Holders of Class A Common Stock are not entitled to vote on the election of the Class B Director nominees.

Information Concerning Nominees

The nominees proposed for election to the Board of Directors are all presently members of the Board.

The Class A nominees and Class B nominees named herein, if elected as Directors, will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event either nominee for Class A Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class A Director. In the event a nominee for Class B Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class B Directors.

Class A Nominees:

Nominee	Age	Positions and Offices Held with the Company
Ross M. Cellino	81	Class A Director

Timothy Butler	72	Class A Director

Class B Nominees:

Nominee	Age	Positions and Offices Held with the Company
Frank B. Silvestro	76	Chairman of the Board, Executive Vice President, and Class B Director

Gerald A. Strobel	73	Chief Executive Officer, Executive Vice President of Technical Services and Class B Director

Ronald L. Frank	75	Executive Vice President of Finance, Secretary, and Class B Director

Gerard A. Gallagher, Jr.	82	Class B Director

Michael C. Gross	53	Class B Director

Each Director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors. The Securities and Exchange Commission’s rules require us to discuss briefly the specific experience, qualifications, attributes or skills that led our Board of Directors to conclude that each Director or nominee for Director shall serve on our Board of Directors. We have provided this discussion in the section below.

Business Experience of Nominees

Mr. Silvestro is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President. In August 2013, he was appointed Chairman of the Board of Directors. Mr. Silvestro has a B.A. in physics and an M.A. in biophysics.

Mr. Strobel is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Technical Services. In August 2013, Mr. Strobel was appointed as the Company’s Chief Executive Officer by the Board of Directors. Mr. Strobel is a registered Professional Engineer in the state of New York and has a B.S. in civil engineering and a M.S. is sanitary engineering.

Mr. Frank is a founder of the Company and served as Secretary, Treasurer, Vice President of Finance and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Finance. On January 18, 2008, Mr. Frank resigned his position as Chief Financial Officer and Treasurer of the Company. Mr. Frank continues in his positions as Executive Vice President, Secretary and Director of the Company. Mr. Frank has a B.S. in engineering and a M.S. in biophysics.

Messrs. Silvestro, Strobel and Frank each have over forty years of work experience in managing the Company and knowing its customers, that make them uniquely qualified to serve as Directors.

Mr. Gallagher joined the Company in 1972, has served as a Director since 1986, and retired from the Company in February 2001 as a Senior Vice President. Mr. Gallagher has a B.S. in physics. Mr. Gallagher’s tenure of over 38 years with the Company, principally in government contracting, provides an important understanding of the Company’s markets that makes him a valuable member of the Board.

Mr. Gross has been a Director of the Company since January 21, 2010. Mr. Gross has been employed by New York State Department of Taxation and Finance as an auditor since 1983. He has a B.S. in Accounting and is a licensed property and casualty insurance broker. Mr. Gross’ accounting and insurance experience provide important skills to the Board’s strategic decision-making process.

Mr. Cellino has been a Director of the Company since its inception in 1970. Mr. Cellino has an undergraduate major in economics and is an attorney and counselor-at-law retired from private practice. Mr. Cellino’s experience as the founder and managing partner of a Buffalo, NY, law firm and over 40-year association with the Company provides the Board valuable managerial perspective and insight.

Mr. Butler has been a Director since 2003. Mr. Butler is a retired bank executive with 38 years of experience as a senior vice president and commercial loan officer of a local bank located in Buffalo, New York, and with Key Bank, concentrating in business lending and finance. Mr. Butler has high-level financial, executive, and management skills. His prior positions provided him with extensive experience in financial and budgeting matters, and he provides this experience to the Board.

The Company has a separately-designated standing Audit Committee established in accordance with section 3 (a) 58 (A) of the Securities Exchange Act of 1934 and the requirements of NASDAQ. The members of the Audit Committee are Ross M. Cellino, Timothy Butler and Michael C. Gross.

The Board of Directors has designated that Mr. Butler is the Audit Committee financial expert serving on its audit committee. Messrs. Butler, Cellino, and Gross are each independent, as that term is used in Item 407(a) (as to Messrs Butler, Cellino and Gross) and 407(d)(5)(i)(B) (as to just Mr. Butler) of Regulation S-K and Rule 5605(a)(2) of the NASDAQ listing standards, in that none of them is an employee of the Company, nor is there any family relationship of those three individuals to the Company’s other five Directors or any Executive Officer of the Company.

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees and the directors of the Company. The code of ethics, which the Company calls its Code of Business Conduct and Ethics, was filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2004 and is posted on the Company’s website at www.ene.com. If the Company makes any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver in a current report on Form 8-K.

The Board Leadership Structure and Risk Oversight

The Board operates under the leadership of the Chairman. There is no prohibition in the Company’s bylaws that precludes the Chairman from also assuming the role of Chief Executive Officer. Since August 1, 2008, it has been the Company’s practice to fill the roles of Chairman and Chief Executive Officer with different individuals, except for during times of transition when the same person may fill both roles in an interim capacity while an appropriate candidate is found to assume the vacant position. E&E believes the current leadership structure provides the appropriate balance of oversight, independence, administration and hands-on involvement in Board activities that are required for the efficient conduct of corporate governance activities.

The Board of Directors is responsible for overseeing the Company’s risk profile and management’s processes for managing risk. This oversight is conducted primarily through the Board’s Audit Committee. The Audit Committee focuses on financial risks, including those that could arise from accounting and financial reporting processes, as well as review of overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to the Company, including, but not limited to, operational, financial, legal, regulatory and strategic risks.

Meetings and Committees of the Board of Directors

During the fiscal year ended July 31, 2013, the Board of Directors held seven (7) meetings. Each director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors in which he served during the period for which he served. The Company’s directors are strongly encouraged to attend the annual meeting of shareholders. All of the Company’s directors attended last year’s annual meeting.

The Board of Directors has an Audit Committee and a Pension Review Committee. The Board of Directors does not have a nominating committee or a compensation committee. As it has no nominating committee, it has not adopted a charter for such a committee. The Board of Directors as a whole makes all decisions with respect to nominations of persons to the board of directors and compensation of executive officers. The Board of Directors has not adopted a policy regarding the consideration of any director candidate recommended by security holders because it is a “controlled company” under the National Association of Securities Dealers Automated Quotations (NASDAQ) Rules and historically has not received nominations from its shareholders.

The Audit Committee consists of Messrs. Ross M. Cellino (Chairman), Timothy Butler and Michael C. Gross, all non-employee, independent (as defined in NASDAQ listing standards), and financially literate directors. The Audit Committee is responsible for reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management and the Board of Directors has established, the performance and selection of independent auditors and the Company’s audit and financial reporting process. During fiscal year 2013, the Committee met four (4) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board of Directors. The Company’s Restated Audit Committee Charter was adopted by the Board of Directors on January 21, 2010, a copy of which is attached as Appendix A.

The Pension Review Committee consists of Messrs. Ronald L. Frank (Chairman), Frank B. Silvestro, Ross M. Cellino and Michael C. Gross. The Committee held one (1) meeting during fiscal year 2013. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company’s retirement plans meet the compensation goals for the Company’s employees as established by the Board of Directors.

Compensation of Directors

With the exception of Gerard A. Gallagher, Jr., each Director who is not an employee of the Company is paid an annual director’s fee of $36,078 per annum. The director’s fee is paid quarterly. Mr. Gallagher is paid $5,895.33 per month for services as a consultant to the Company, which includes compensation for serving as a Director of the Company.

Corporate Governance/NASDAQ Rules

Our shares of Class A Common Stock are listed on the National Association of Securities Dealers Automated Quotations (NASDAQ) Stock Market. NASDAQ requires all of its listing companies to be in compliance with NASDAQ’s standards of corporate governance set forth in the NASDAQ Marketplace Rules (NASDAQ CG Rules). We have certified to the NASDAQ that we are in compliance with the NASDAQ CG Rules except for those NASDAQ CG Rules relating to the Director Nominations Process, the Compensation of Officers and Board Compensation. For these items, we relied upon the “controlled company” exception found in the NASDAQ CG Rules. A “controlled company” is a listing company where more than 50 percent of the voting power of the listing company is in the control of a group. As of July 31, 2013, a group that holds more than 50 percent of the voting power of our Class A Common Stock, consisting of Messrs. Gerhard J. Neumaier, Silvestro, Frank, Strobel, Gallagher, and Harvey J. Gross and members of their families, does exist. Therefore, we are a “controlled company” for purposes of the NASDAQ CG Rules.

The Board of Directors will consider nominees for Directors recommended by shareholders. Shareholders wishing to recommend a director candidate for consideration by the Board of Directors can do so by writing to the Secretary of Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, giving the candidate’s name, biographical data and qualifications. Any such notice of recommendation should be accompanied by a current resume of the individual and a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Nominations must be received at least 60 days prior to the annual shareholders meeting.

In evaluating candidates, the Board considers the entirety of each candidate’s credentials to ensure that the Board consists of individuals who collectively provide meaningful counsel to management. The Board does not maintain a specific diversity policy. It believes that diversity is an expansive attribute that includes differing points of view, professional experience and expertise, and education, as well as more traditional diversity concepts. The Board considers the candidates’ character, integrity, experience, understanding of strategy and policy-setting, and reputation for working well with others. If candidates are recommended by our shareholders, then such candidates will be evaluated using the same criteria. With respect to nomination of continuing directors for re-election, the individual’s past contributions to the Board are also considered.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Company’s Board of Directors through the Company’s Secretary by sending an email to rfrank@ene.com or by writing to the following address: Board of Directors, c/o Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The Company’s Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees listed herein.

PROPOSAL 2 — APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) enables the Company’s stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s Named Executives. The Company seeks your advisory vote and asks that you support the compensation of the Named Executives as disclosed in this proxy statement.

As described under the Executive Compensation section of this Proxy Statement, our compensation programs are designed to ensure that our Named Executives are compensated in a manner that is consistent with its competitively based annual and long-term performance goals. We believe our compensation program rewards sustained performance that is aligned with long-term stockholder interests.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of its named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executives described in this Proxy Statement.

Accordingly, the Board invites you to review carefully the Executive Compensation section beginning on page 6 and the tabular and other disclosures on compensation thereunder and to cast a vote to approve, on an advisory basis, the Company’s executive compensation programs through the following resolution:

“RESOLVED, that stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executives, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation section, compensation tables, and any related material disclosed in the Proxy Statement.”

The say-on-pay vote is advisory, and therefore not binding on the Company or the Board of Directors. The Board of Directors value the opinions of the Company’s stockholders, and to the extent there is any significant vote against the Named Executives’ compensation as disclosed in this Proxy Statement, the Board will consider the stockholders’ concerns, and the Board will evaluate whether any actions are necessary to address those concerns, particularly in the event that there is a significant vote against the compensation of our Named Executives as disclosed in this Proxy Statement.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR Proposal 2.

PROPOSAL 3 — APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF THE VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are required to submit to stockholders an advisory vote as to whether the stockholder advisory vote to approve the compensation of our named executive officers — Proposal No. 2 above —should occur every one, two, or three years.

You may cast your vote by choosing one year, two years, or three years or you may abstain from voting when you vote for the resolution set forth below.

In formulating its recommendation, our Board of Directors considered that an annual (non-binding) advisory vote on executive compensation will allow our stockholders to provide us with direct and timely input on our compensation principles, policies and practices. Accordingly, the following resolution is submitted for stockholder vote at the Annual Meeting:

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers in this proxy statement as described under Compensation Discussion and Analysis including the Executive Compensation section tabular and narrative disclosure contained in this Proxy Statement.”

The option of one year, two years, or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Stockholders are not voting to approve or disapprove of the Board’s recommendation. Because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of the Company’s stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the Company’s stockholders and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to the Company’s compensation programs.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “YEARLY” on Proposal 3.

DEADLINE FOR SHAREHOLDER PROPOSALS

FOR NEXT ANNUAL MEETING

Proposals of shareholders for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Shareholders must satisfy all applicable requirements of SEC Rule 14a-8 and must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086, no later than August 13, 2014. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for shareholder action under New York law. If any shareholder intends to present a proposal at the next Annual Meeting of Shareholders but has not sought inclusion of such proposal in the Company’s proxy materials, such proposal must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, NY 14086, by October 27, 2014 or the Company’s management proxies for the next Annual Meeting will be entitled to use their discretionary voting authority to vote on such proposal, without any discussion of the matter in the Company’s proxy materials.

OTHER MATTERS

State law requires the Company to inform shareholders of the initiation or renewal of insurance indemnifying itself and its officers and directors. This insurance, which includes claims coverage through Illinois National Insurance Company and excess coverage through Federal Insurance Company, has been renewed for one year beginning August 1, 2013, at a total premium of $75,000.

The Company also has an Employee Benefit Plan Fiduciary Liability Insurance Policy, carried with the Illinois National Insurance Company, which covers the Company, its subsidiaries, its directors and those officers considered fiduciaries under the Employee Retirement Income Security Act of 1974. This policy has been renewed for one year beginning August 1, 2013 at a premium of $16,905.

The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter, which may properly be presented for action at the meeting.

By order of the Board of Directors,

ECOLOGY AND ENVIRONMENT, INC.

Ronald L. Frank

Secretary

APPENDIX A

RESTATED CHARTER FOR THE AUDIT COMMITTEE

OF

ECOLOGY AND ENVIRONMENT, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of Ecology and Environment, Inc. (the “Company”). The adequacy of the Charter will be reviewed and assessed annually by the Audit Committee.

Purpose

The Audit Committee has as its primary purpose oversight responsibility for (a) the quality and integrity of the Company’s financial reporting; (b) the compliance by the Company with legal and regulatory requirements; (c) adequacy of the Company’s internal control systems and review of the performance, qualifications and independence of the Company’s independent accountants.

Authority

The Audit Committee has been duly established by the Board of Directors and is provided with appropriate resources and authority to discharge its responsibilities effectively. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting and other advisors as deemed appropriate to fully execute its duties and responsibilities. The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisors that the Audit Committee chooses to engage.

Composition

The Audit Committee shall be composed of not less than three members of the Board of Directors each of whom shall be (a) “independent directors” as defined by Rule 5605 (a)(2) of the NASDAQ Stock Market Rules and (b) able to read and understand financial statements. As required by Section 407 of the Sarbanes-Oxley Act of 2002 (the “Act”), at least one member of the Audit Committee must be a “financial expert” as defined in rules adopted by the Securities and Exchange Commission (SEC) to implement that requirement. Each member of the Audit Committee shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years. Notwithstanding the above, each member of the Audit Committee shall meet the independence, experience and other applicable requirements relevant to Audit Committee members, as and when required, of NASDAQ, the Securities and Exchange Act of 1934 (the Exchange Act”) and the rules and regulations of the SEC and other applicable regulatory authority.

The members of the Audit Committee shall be appointed and replaced by the Board of Directors. The chair of the Committee shall be designated by the Board of Directors or, if it does not do so, the committee members shall elect a chairperson by vote of a majority of the full committee.

Meetings

The Audit Committee shall meet or hold telephone meetings at least quarterly, with additional meetings as deemed appropriate. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or other advisor to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee.

Responsibilities of the Audit Committee

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Company’s shareholders related to accounting matters and reporting practices of the Company and to the quality and integrity of the financial statement of the Company.

In carrying out these responsibilities, the Audit Committee shall perform the following functions:

1.	Appoint, compensate, retain and replace the Company’s public accountants, subject to ratification with respect to retention at the next scheduled annual shareholder meeting. Evaluate at least annually the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to management, receive the specific representations of the independent public accountants as to their independence and ensure that the independent public accountants submit to the Audit Committee a formal written statement delineating all relationships between the independent public accountants and the Company consistent with Independent Standards Board Standard No. 1. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002, Section 202 of that Act, the audit partner rotations requirement in Section 203 of that Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act. Review the fees of the independent public accountants in relation to services provided to the Company.

2.	Meet with the independent public accountants and management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, review the Company’s financial statements and related footnotes, the independent public accountants’ report thereon, any significant changes required in the independent public accountant’s audit plan, any serious difficulties or disputes with management encountered during the course of the audit, and any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted audited standards. The Audit Committee shall have the sole authority to approve the terms, including compensation, of all auditing services, and the terms of any non-auditing services which the independent public accountants or an affiliate are permitted to render under the Exchange Act, with pre-approval of such non-audit services subject to deminimis exception under the Exchange Act.

3.	Review with the independent public accountants and with management the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by management to recommendations for improvement made by the independent public accountants. The Audit Committee will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Company as required in Section 406 of the Sarbanes-Oxley Act of 2002.

4.	Review periodically with the independent public accountants the form of the Company’s financial statements, including the Company’s significant accounting policies disclosed in the notes thereto, to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in significant accounting policies should be reviewed.

5.	Provide the independent public accountants with the opportunity to meet at least annually with the members of the Audit Committee without representatives of management being present. Among the items to be discussed in these meetings are the independent public accountants’ evaluation of management’s financial and accounting personnel, and the cooperation, which the independent public accountants received during the course of their audit. The Audit Committee will also receive the report of the independent public accountants required by Section 204 of the Sarbanes-Oxley Act of 2002.

6.	Review and discuss with management and the outside auditing firm the annual audited and quarterly financial statements of the Company, including: (a) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including accounting policies that may be regarded as critical; and (c) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

7.	Review and discuss the adequacy of the Company’s internal controls (with particular emphasis on the scope and performance of the internal audit function) and disclosure, and review and discuss with the principal internal auditor of the Company the scope and results of the internal audit program.

8.	Review and discuss the Company’s policies with respect to risk assessment and risk management.

9.	Establish policies for the hiring of employees and former employees of the outside auditing firm.

10.	Meet to evaluate the performance of the independent public accountants at least annually without representatives of the independent public accountants being present.

11.	Establish the procedures for handling complaints regarding and investigate any improprieties or suspected improprieties in the Company’s operations. In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Company, and will receive, retain, and consider confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002.

12.	Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

13.	Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Company.

Limitation of the Committee’s Role

Notwithstanding the duties and responsibilities of the Audit Committee set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the Company’s independent public accountants. Moreover, the designation of any member of the Committee as a “financial expert” does not: (i) impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on any member of the Committee not so designated; (ii) deem such person an “expert” for any purpose, including without limitation for purposes of the Securities Act of 1933; and (iii) affect the duties, obligations or liabilities of any member of the Audit Committee of the Board of Directors.

Adopted Restatement January 21, 2010

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 16, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

¢ 20230400000000000000 2	011614

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS A DIRECTORS:							FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: ¡ Ross M. Cellino ¡ Timothy Butler		2.	The approval of the compensation of the named executive officers.		☐	☐	☐
						1 year	2 years	3 years	ABSTAIN
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3.	The approval of the frequency of a shareholder vote to approve the compensation of the named executive officers.	☐	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)			4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2013 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR “1 year” on Proposal 3.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and till in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

☐	¢

CLASS A COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank B. Silvestro and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) held of record by either of the undersigned on December 4, 2013 at the Annual Meeting of Shareholders to be held on January 16, 2014, or any adjournments thereof.

(Continued and to be signed on the reverse side)

¢
	14475	¢

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 16, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided. i

¢ 20530400000000000000 9	011614

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
							FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS B DIRECTORS				2.	The approval of the compensation of the named executive officers.		☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	¡ Frank B. Silvestro ¡ Gerald A. Strobel ¡ Ronald L. Frank ¡ Gerard A. Gallagher, Jr. ¡ Michael C. Gross				1 year	2 years	3 years	ABSTAIN
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3.	The approval of the frequency of a shareholder vote to approve the compensation of the named executive officers.	☐	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)
				4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2013 Annual Report to Shareholders.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR “1 year” on Proposal 3.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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CLASS B COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank B. Silvestro and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of Ecology and Environment, Inc. held of record by either of the undersigned on December 4, 2013, at the Annual Meeting of Shareholders to be held on January 16, 2014, or any adjournments thereof.

(Continued and to be signed on the reverse side)

¢	14475	¢

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 16, 2014

401(k)

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided.i

¢ 20230400000000000000 2	011614

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS A DIRECTORS:				2.	The approval of the compensation of the named executive officers.		☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ Ross M. Cellino ¡ Timothy Butler		3.	The approval of the frequency of a shareholder vote to approve the compensation of the named executive officers.	1 year ☐	2 years ☐	3 years ☐	ABSTAIN ☐
				4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2013 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR “1 year” on Proposal 3.

				PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

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CLASS A COMMON STOCK - 401(k)

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY INSTRUCTION IS REQUESTED BY PUTNAM FIDUCIARY TRUST COMPANY IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC.

The undersigned hereby instructs Putnam Fiduciary Trust Company, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on January 16, 2014, or any adjournments thereof.

*AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

Putnam Fiduciary Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Putnam Fiduciary Trust Company before 5:00 p.m. EST on January 15, 2014. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Putnam Fiduciary Trust Company, as indicated above, the shares allocated to the participant’s account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR Proposal 1, FOR Proposal 2 and for “1 year” on Proposal 3.

(Continued and to be signed on the reverse side)

¢	14475	¢